UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2023, Windtree Therapeutics, Inc. (the “Company”), entered into an At The Market Offering Agreement (the “Sales Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”), under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (the “Shares”), initially having an aggregate offering price of up to $2,054,024 through Ladenburg as agent and/or principal (the “Offering”). Any shares offered and sold in the Offering will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-261878) filed with the Securities and Exchange Commission (the “Commission”) on December 23, 2021 (the “Registration Statement”), including the base prospectus contained therein, as declared effective by the Commission on January 3, 2022. The Company filed a prospectus supplement with the Commission on November 9, 2023 in connection with the Offering.

Under the Sales Agreement, Ladenburg may sell Shares by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), or in privately negotiated transactions. Ladenburg will use commercially reasonable efforts to sell the Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Ladenburg a commission of 3.0% of the aggregate gross sales proceeds of Shares sold through Ladenburg under the Sales Agreement, and also, has provided Ladenburg with customary indemnification and contribution rights. The Company also agreed to reimburse Ladenburg for the fees and disbursements of its counsel, payable upon execution of the Sales Agreement, in an amount not to exceed $60,000, in addition to certain ongoing disbursements of its legal counsel up to $3,500 per calendar quarter.

The Company is not obligated to make any sales of Shares under the Sales Agreement. The offering of Shares pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all Shares subject to the Sales Agreement or (ii) termination of the Sales Agreement in accordance with its terms.

The description of the Sales Agreement is qualified in its entirety by reference to the complete terms and conditions of the Sales Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

A copy of the opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares, nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 1.02	Termination of a Material Definitive Agreement.

On November 9, 2023, the Company and Ladenburg, in connection with entering into the Sales Agreement, jointly terminated the At The Market Offering Agreement, dated as of September 17, 2020, by and between the Company and Ladenburg (the “Prior Sales Agreement”). Pursuant to the Prior Sales Agreement, Ladenburg could sell shares of the Company’s common stock by any method permitted by law deemed to be an “at-the-market offering,” as defined in Rule 415(a)(4) under the Securities Act, or in privately negotiated transactions.

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2023, the Company issued a press release announcing its financial results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Financial Statements and Exhibits.

On November 9, 2023, the Company updated information reflected in a slide presentation, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Representatives of the Company will use the updated presentation in various meetings with investors from time to time.

The information contained in this Item 7.01 (including Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

1.1	At The Market Offering Agreement, dated as of November 9, 2023, by and between Windtree Therapeutics, Inc. and Ladenburg Thalmann & Co. Inc.

5.1	Legal Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).

99.1	Press Release of Windtree Therapeutics, Inc., dated November 9, 2023, announcing financial results for the quarter ended September 30, 2023, furnished herewith.

99.2	Investor Presentation of Windtree Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 9, 2023	Windtree Therapeutics, Inc.

	By:	/s/ Craig E. Fraser
Name: Craig E. Fraser
Title: President and Chief Executive Officer